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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 29, 2002


            INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2002-E).

                                INDYMAC MBS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-82831               95-4791925
------------------------------     ----------------     ----------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

         155 North Lake Avenue
         Pasadena, California                                     91101
         --------------------                                   --------
         (Address of Principal                                 (Zip Code)
          Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------
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Item 5.           Other Events.
----              ------------

     On May 29, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-E (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
----        -------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of May 1, 2002, by and among the Company, IndyMac and the Trustee.


                                      2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By: /s/ Victor H. Woodworth
                                              -----------------------
                                                  Victor H. Woodworth
                                                  Vice President


Dated:  May 29, 2002


                                      3
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                                 Exhibit Index
                                 -------------

Exhibit                                                                    Page
-------                                                                    ----

         99.1.    Pooling and Servicing Agreement, dated as of May 1,        5
                  2002, by and among, the Company, IndyMac and the Trustee


                                      4
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                                 EXHIBIT 99.1
                                 -------------

                 [insert pooling and servicing agreement here]


                                      5
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